Exhibit 10.3

FIRST AMENDMENT TO SECURED CONVERTIBLE DEBENTURE
    (Original Principal Amount: $600,000; No. CCP-2; Issued May 5, 2006)

FIRST AMENDMENT dated as of October ___, 2009 (this “Amendment”) with respect to that certain Secured Convertible Debenture dated May 5, 2006 in the original principal amount of $600,000 (as amended, modified, supplemented or amended and restated from time to time, the “Debenture”) issued by Trey Resources, Inc. (“Company”) to YA Global Investments, L.P. (“Holder”).

W I T N E S S E T H:

WHEREAS, pursuant to the Debenture, Holder provided Company with financial accommodations which remain outstanding;

WHEREAS, the Company has requested that Holder amend the Debenture, and Holder is willing to do so, but only on the terms and conditions set forth herein; and

WHEREAS, this is the Third Debenture Amendment referred to in that certain Amendment Agreement dated as of the date hereof (the “Amendment Agreement”) by and between Company and Holder.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1. Amendment to Debenture.  The definition of “Maturity Date” in the “FOR VALUE RECEIVED” clause on page 1 of the Debenture is hereby amended by deleting the date “May 5, 2008” and inserting in lieu thereof the date “December 30, 2010.”

ARTICLE II

EFFECTIVE DATE

Section 2.1. Effective Date.  This Amendment shall become effective as of the Effective Date (as defined in the Amendment Agreement).

ARTICLE III

INTERPRETATION

Section 3.1. Continuing Effect of Debenture.  The Company hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Debenture and the other Transaction Documents (as defined in the Debenture).  The Company and Holder each hereby acknowledges and agrees that the Debenture shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby and by the Amendment Agreement.  Any terms or conditions contained in this Amendment and the Amendment Agreement shall control over any inconsistent terms or conditions in the Debenture.

Section 3.2. No Waiver.  Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any default or Event of Default (as defined in the Transaction Documents) or of any rights, powers, privileges or remedies that the Holder has or may have under the Debenture, any other related document or applicable law on account of such default or Event of Default.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Representations and Warranties.  The Company hereby represents and warrants as of the date hereof that, after giving effect to this Amendment, (a) no default or Event of Default has occurred and is continuing and (b) all representations and warranties of the Company contained in the Debenture and the other Transaction Documents are true and correct in all material respects on and as of the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 4.2. Fees and Expenses.  The Company agrees to pay to the Holder on demand all expenses including attorney’s fees and expenses of the Holder in connection with the preparation, negotiation and execution of this Amendment.

Section 4.3. Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when duly executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 4.4. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

TREY RESOURCES, INC. By: _________________________________ Name: Title:

YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC
Its: General Partner

By:
Name: Mark Angelo
Title: Portfolio Manager